SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

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FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about your Fund’s Annual Shareholders’ Meeting scheduled for Thursday, September 22, 2005 at 2:00 p.m., Pacific time. These materials discuss the Proposal to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Franklin Templeton Limited Duration Income Trust (the “Fund”). If you complete, sign and return the proxy, we’ll vote it as you indicated. If you simply sign and date the proxy card, but do not specify a vote on the proposal listed thereon (the “Proposal”), your proxy will be voted FOR the Proposal.

We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings. Returning your proxy card does not preclude you from attending the meeting or later changing your vote prior to its being cast.

We welcome your comments. If you have any questions, call Fund Information at

1-800/DIAL BEN® (1-800/342-5236).

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

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FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

NOTICE OF 2005 ANNUAL SHAREHOLDERS’ MEETING

The Annual Shareholders’ Meeting (the “Meeting”) of Franklin Templeton Limited Duration Income Trust (the “Fund”) will be held at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, on Thursday, September 22, 2005 at 2:00 p.m., Pacific time.

During the Meeting, shareholders of the Fund will vote on the following Proposal:

• The election of Robert F. Carlson, S. Joseph Fortunato, Edith E. Holiday, Rupert H. Johnson, Jr., and Frank A. Olson as Trustees of the Fund, to hold office for the terms specified.

The Board of Trustees has fixed July 22, 2005, as the record date for the determination of shareholders entitled to vote at the Meeting.

By Order of the Board of Trustees,

Murray L. Simpson
Secretary

San Mateo, California

Dated: August 22, 2005

Please sign and promptly return your proxy card in the self-addressed envelope regardless of the number of shares you own.

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FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

PROXY STATEMENT

•   INFORMATION ABOUT VOTING

Who is asking for my vote?

The Trustees of Franklin Templeton Limited Duration Income Trust (the “Fund”), in connection with the Fund’s Annual Meeting of Shareholders (the “Meeting”), have requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on July 22, 2005 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each common share of beneficial interest, without par value (the “Common Shares”) and each Auction Rate Preferred Share, $25,000 liquidation preference per share (the “Preferred Shares”) of record is entitled to one vote, and each fractional Common Share and Preferred Share is entitled to a proportional fractional vote, on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about August 22, 2005.

On what issue am I being asked to vote?

You are being asked to vote on one Proposal:

• To elect five nominees to the position of Trustee. Four of the nominees will be voted on by holders of Common Shares and Preferred Shares voting together, and one of the nominees will be voted on solely by holders of the Preferred Shares.

How do the Fund’s Trustees recommend that I vote?

The Trustees unanimously recommend that you vote FOR the election of the five nominees as

Trustees.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but donspecify a vote on the Proposal, your shares will be voted FOR the election of the five nominees for Trustee.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting.

•   THE PROPOSAL: ELECTION OF TRUSTEES

How are nominees selected?

The Board of Trustees of the Fund (the “Board” or the “Trustees”) has a Nominating Committee consisting of Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye, Gordon S. Macklin, Chairman, and Frank A. Olson, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as “Interested Trustees.”

The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any investment company other than those within the Franklin Templeton Investments fund complex.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund

Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee will, however, review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a revised formal written charter for the Nominating Committee. A copy of the charter is attached as “Appendix A” to this proxy statement.

Who are the nominees and current members of the Board of Trustees?

The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of three Trustees expire. Robert F.

Carlson, S. Joseph Fortunato, and Rupert H. Johnson, Jr. have been nominated for three-year terms, set to expire at the 2008 Annual Meeting of Shareholders. Edith E. Holiday has been nominated for a two-year term, set to expire at the 2007 Annual Meeting of Shareholders. Frank A. Olson has been nominated for a one-year term, set to expire at the 2006 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified or until a Trustee’s resignation, retirement, death or removal. The Board reduced the authorized number of Trustees to ten following the death of Frank H. Abbott, III on June 30, 2005. There is currently one vacancy on the Board following the resignation of Martin L. Flanagan effective July 31, 2005. It is currently anticipated that the Board will eliminate such vacancy by reducing the authorized number of Trustees to nine at its next meeting. Proxies cannot be voted for a greater number of persons than the nominees named in this Proxy Statement.

All of the nominees are currently members of the Board; however, Ms. Holiday and Mr. Olson are standing for election by shareholders of the Fund for the first time. An incumbent Independent Trustee nominated Ms. Holiday and Mr. Olson for consideration by the Nominating Committee as nominees for Trustee. All of the nominees, other than Mr. Johnson, are considered to be Independent Trustees. In addition, all of the current nominees and the Trustees are also directors and/or trustees of other investment companies in Franklin Templeton Investments.

Pursuant to the Fund’s Amended and Restated Agreement and Declaration of Trust, two of the Trustees are to be elected solely by the holders of the Preferred Shares, and the remaining Trustees are to be elected by the holders of the outstanding Common Shares and Preferred Shares voting together as a single class. This year Rupert H. Johnson, Jr. has been nominated to be elected solely by the holders of the outstanding Preferred Shares.

Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.76% and 15.04%, respectively, of its outstanding shares as of June 30, 2005. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. (“NYSE”) listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Senior Vice President and Trustee of the Fund, who are brothers, are the father and uncle, respectively, of Gregory E. Johnson, Vice President of the Fund.

Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named as proxies in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

Listed below, for each nominee and Trustee, is his or her name, age and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton Investments fund complex that he or she oversees, and other directorships held.

Nominees for Independent Trustee to serve until the 2008 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Robert F. Carlson (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	51	None

Principal Occupation During Past 5 Years:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

S. Joseph Fortunato (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	51	None
Principal Occupation During Past 5 Years: Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).

Nominee for Independent Trustee to serve until the 2007 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2005	135

Director, Amerada Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad), and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Frank A. Olson (1932) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since June 2005	135

Director, , White Mountains Insurance Group, Ltd. (holding company), Amerada Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service); and formerly, Director, Becton Dickinson and Company (medical technology), Cooper Industries, Inc. (electrical products and tools and hardware), Health Net, Inc. (formerly, Foundation Health) (integrated managed care), The Hertz Corporation, Pacific Southwest Airlines, The RCA Corporation, Unicom (formerly, Commonwealth Edison) and UAL Corporation (airlines).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Nominee for Interested Trustee*** to serve until the 2008 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Senior Vice President	Since 2003	126	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.

Independent Trustees serving until the 2006 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Frank W.T. LaHaye (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	116	Director, The California Center for Land Recycling (redevelopment).
Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

Independent Trustees serving until the 2006 Annual Shareholders’ Meeting (cont’d.):

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Gordon S. Macklin (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	142

Director, , Martek Biosciences Corporation, MedImmune, Inc. (biotechnology), and Overstock.com (Internet services); and formerly, Director, MCI Communication Corporation (subsequently known as MCI WorldCom, Inc. and WorldCom, Inc.) (communications services) (1988-2002), White Mountains Insurance Group, Ltd. (holding company) (1987-2004) and Spacehab, Inc. (aerospace services) (1994-2003).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).

Interested Trustee serving until the 2006 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**Charles B. Johnson (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 2003	142	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Independent Trustee serving until the 2007 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	142	Director, Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund as defined by the 1940 Act due to their positions as officers and directors and major shareholders of Resources, which is the parent company of the Fund’s Investment Manager.

***Elected solely by the holders of the Fund’s outstanding Preferred Shares. All other Nominees are elected by the holders of the Fund’s outstanding Common Shares and Preferred Shares voting together as a single class.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

The following tables provide the dollar range of equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the Board members as of June 30, 2005.

Independent Trustees

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Robert F. Carlosn	None	Over $100,000
S. Joseph Fortunato	None	Over $100,000
Edith E. Holiday	None	Over $100,000
Frank W.T. LaHaye	None	Over $100,000
Gordon S. Macklin	None	Over $100,000
Frank A. Olson	None	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Charles B. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Fund’s business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least nine times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund’s investment manager (the “Investment Manager”), and various other service providers. The Fund pays the Independent Trustees $1,160 per quarter plus $400 per Board meeting attended. Trustees who serve on the Audit Committee of the Fund and other funds in Franklin Templeton Investments are paid an aggregate per diem compensation of $2,000, a portion of which is allocated to the Fund, for attending a meeting of the Audit Committee on a day when a Board meeting is not held. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting. Fees payable by the Fund to certain Trustees are subject to reduction resulting from fee caps adopted by the boards in Franklin Templeton Investments limiting the total amount of fees payable to trustees who serve on other boards within Franklin Templeton Investments.

During the fiscal year ended March 31, 2005, there were nine meetings of the Board, six meetings of the Audit Committee, and one meeting of the Nominating Committee. Each Trustee then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the

Trustee served.

The Fund does not currently have a formal policy regarding Trustees’ attendance at the annual shareholders’ meeting. None of the Trustees attended the Fund’s last annual meeting held on September 8, 2004.

Certain Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

Name	Aggregate Compensation the Fund* ($)	Total Fees Received from Franklin Templeton Investments** ($)	Number of Boards within Franklin Templeton Investments on which Each Serves***
Frank H. Abbott, III****	$6,773.60	181,601	0
Harris J. Ashton	5,102.92	370,100	44
Robert E. Carlson	8,744.72	360,527	16
S. Joseph Fortunato	4,739.95	372,100	45
Edith E. Holiday*****	0	360,527	39
Frank W.T. LaHaye	6,465.69	183,598	28
Gordon S. Macklin	5,038.69	368,101	44
Frank A. Olson*****	0	360,527	26

*For the fiscal year ended March 31, 2005.

**For the calendar year ended December 31, 2004.

***We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible.

****We regretfully report that Mr. Abbott passed away on June 30, 2005.

*****Trustee since June 2005.

The table above indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve or have served as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are their names, years of birth, address, a brief description of his or her recent professional experience, as well as his or her position and length of service with the Fund:

Name, Year of Birth and Address	Position	Length of Time Served
Charles B. Johnson (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 2003
Please refer to the table “Interested Trustees serving until the 2006 Annual Shareholders’ Meeting” for additional information about Mr. Charles B. Johnson.

Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and President	Since 2003
Please refer to the table “Nominee for Interested Trustees serving until the 2008 Annual Shareholders’ Meeting” for additional information about Mr. Rupert H. Johnson, Jr..

Harmon E. Burns (1945) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003

Principal Occupation During Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer	Since 2004

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer	Since 2004

Principal Occupation During Past 5 Years:

Officer of 32 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Name, Year of Birth and Address	Position	Length of Time Served
Jimmy D. Gambill (1947) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer -Finance and Administration	Since 2003

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).

Barbara J. Green (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003

Principal Occupation During Past 5 Years:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003

Co-President and Chief Executive Officer, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Templeton Distributors, Inc.; President, Franklin Agency, Inc.; Vice President and Director, Franklin Advisers, Inc.; Director, Fiduciary Trust Company International; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2003
Principal Occupation During Past 5 Years: Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (1937) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2003

Principal Occupation During Past 5 Years:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).

Galen G. Vetter (1951) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Chief Financial Officer and Chief Accounting Officer	Since 2004

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.

•   ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly-owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with the Fund, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect wholly-owned subsidiary of Resources.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Common Shares, and shareholder servicing agent for the Preferred Shares, is PFPC, Inc., 4400 Computer Drive, Westborough, MA 01850.

Custodian. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund’s securities and other assets and serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

Reports to Shareholders and Financial Statements. The Fund’s last audited financial statements and annual report for the fiscal year ended March 31, 2005, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN® or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

Principal Shareholders. As of July 22, 2005, the Fund had 26,739,511.167 Common Shares outstanding, 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F outstanding, and total net assets of $387,013,336.70. The Fund’s Common Shares are listed on the American Stock Exchange (“AMEX”) (symbol: FMI). From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of July 22, 2005, Cede & Co., Depository Trust Company, at 55 Water St., 25th Floor, New York, NY held of record more than 5% of the Fund’s outstanding Common Shares and Preferred Shares.

In addition, to the knowledge of the Fund’s management, as of July 22, 2005, no Trustee of the Fund owned 1% or more of the outstanding Common shares or Preferred shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding Common shares or Preferred shares of the Fund.

Section 16 (a) Beneficial Ownership Reporting Compliance. U.S. securities laws require that the Fund’s Trustees, officers and shareholders owning more than 10% of outstanding Common Shares and Preferred Shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund’s Common Shares and Preferred Shares and any changes in that ownership. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during the fiscal year ended March 31, 2005. All of the filing dates of these reports were met. In making this disclosure, the Fund relied upon the written representations of the persons affected and copies of their relevant filings.

Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403. The correspondence will then be given to the Board for its review and consideration.

•   AUDIT COMMITTEE

The Board has a standing Audit Committee currently consisting of Messrs. LaHaye (Chairman), Carlson and Olson, all of whom are Independent Trustees and also are considered to be “independent” as that term is defined by the AMEX’s listing standards. The Fund’s Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (auditors), including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Fund’s records and the safekeeping arrangements of the Fund’s custodian.

Selection of Independent Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $48,556 for the fiscal year ended March 31, 2005 and $25,154 for the fiscal year ended March 31, 2004.

Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above were $20,000 for the fiscal year ended March 31, 2005 and $45,000 for the fiscal year ended March 31, 2004. The services for which these fees were paid included attestation services. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of its financial statements were $0 for the fiscal year ended March 31, 2005 and $6,489 for the fiscal year ended March 31, 2004. The services for which these fees were paid included attestation services.

Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended March 31, 2005 and March 31, 2004.

The aggregate fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the

Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning were $5,253 for the fiscal year ended March 31, 2005 and $0 for the fiscal year ended March 31, 2004. The services for which these fees were paid included tax compliance and advice.

All Other Fees. The aggregate fees paid to PwC for products and services rendered by PwC to the Fund not reported in previous paragraphs were $0 for the fiscal year ended March 31, 2005 and $187 for the fiscal year ended March 31, 2004. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund not reported in previous paragraphs were $0 for the fiscal year ended March 31, 2005 and $99,813 for the fiscal year ended March 31, 2004. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services to the Fund, to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $25,253 for the fiscal year ended March 31, 2005 and $151,489 for the fiscal year ended March 31, 2004.

Audit Committee Report. The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee’s responsibilities.

A copy of the charter is attached as “Appendix B” to this proxy statement.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors’ report, the members of the Audit Committee discussed with a representative of PwC, the independence of PwC, as well as the following: the auditors’ responsibilities in accordance with generally accepted auditing standards; the auditors’ responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors’ retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors’ judgments about the quality of the Fund’s accounting principles.

Based on its review and discussions with management and the Fund’s auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.

Accordingly, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2005 for filing with the U.S. Securities and Exchange Commission.

AUDIT COMMITTEE

Frank W.T. LaHaye (Chairman)

Frank H. Abbott, III

Robert F. Carlson

•   FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute their proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, telecopy, electronic or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager, involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that New York Stock Exchange Rules permit the broker-dealers to vote on the Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention or withhold authority on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, because the Proposal is the only matter currently expected to be presented at the meeting, the Fund does not anticipate that there will be any broker non-votes or absentions.

Required Vote. Provided that a quorum is present, Trustees must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so.

Abstentions and broker non-votes will be treated as votes present at the meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will not be counted for purposes of obtaining approval of the Proposal. As discussed above, the Fund does not anticipate there will be any broker non-votes or abstentions.

Adjournment. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting, or by the Chairman of the Board, the president of the Fund in the absence of the Chairman or certain other authorized officers. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received.

Shareholder Proposals. The Fund anticipates that its next annual meeting will be held on or about September 21, 2006. Shareholder proposals to be presented at the next annual meeting must be received at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary no later than April 24, 2006, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting and presented at that meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by April 24, 2006, as described above, may nonetheless present a proposal at the Fund’s 2006 Annual Meeting of Shareholders if such shareholder notifies the Fund of such proposal in writing at the Fund’s offices not earlier than April 24, 2006 and not later than May 24, 2006. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders’ meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2006 Annual Meeting of Shareholders, the persons designated as proxy holders for proxies solicited by the Board for the 2006 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund’s offices by July 7, 2006. A shareholder proposal may be presented at the 2006 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

In addition to the requirements set forth above, a shareholder must comply with the following:

1.

A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement; and (iii) have been a shareholder of record at the time the shareholder’s notice was received by the Fund.

2.

Each notice regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of the Fund which are beneficially owned by each such nominee; (iv) whether such shareholder believes each such nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act); (v) the written and signed consent of each such person to be nominated, to be named as a nominee and to serve as a trustee if elected; and (vi) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

3.

Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had each such matter been proposed by the Board of Trustees of the Fund.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By order of the Board of Trustees,

Murray L. Simpson

Secretary

Dated: August 22, 2005

San Mateo, California

APPENDIX A

NOMINATING COMMITTEE CHARTER

I.	The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.

The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.	The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.

The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.	Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.	Other Powers and Responsibilities.

1.

The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

APPENDIX B

AUDIT COMMITTEE CHARTER

I.	The Committee.

The Audit Committee (“Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee shall consist of such number of members as set by the Board from time to time, but in no event less than three, and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent” members, as defined in Item 3(a)(2) of SEC Form N-CSR (“Disinterested Board members”). Members shall be financially literate, meaning that each member is able to read and understand fundamental financial statements, including the Fund’s balance sheet and income statement. At least one member of the Committee shall be designated by the Board as an “audit committee financial expert,” as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II.	Purposes of the Committee.

The function of the Committee is to be directly responsible for overseeing the Fund’s accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm (“auditors”) engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management’s responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors’ responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and in accordance with generally accepted accounting principles; it is the responsibility of the auditors to conduct audits and the responsibility of management to prepare the Fund’s financial statements in accordance with generally accepted accounting principles.

In giving its recommendations to the Board with respect to the Fund’s financial statements, the Committee will rely on:

1.             management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles,

2.	the report of the Fund’s auditors with respect to such financial statements.
Consistent with such allocation of functions, the purposes of the Committee are:

(a)        To oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

(b)        To oversee the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof;

(c)	To act as a liaison between the Fund’s auditors and the Board; and
(d)	To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

In addition, the Committee shall serve as the Fund’s Qualified Legal Compliance Committee (“QLCC”) pursuant to Section 205 of the SEC’s Standards of Professional Conduct for Attorneys (the “Standards”). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. “Evidence of a material violation” means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar duty) to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III.	Powers and Duties.

T

he Committee shall have the following powers and duties to carry out its purposes:

(a)        To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the Independence Standards Board and American Institute of Certified Public Accountants.

(b)        To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

(i)	pre-approval of all audit and audit related services;

(ii)       pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)      pre-approval of all non-audit related services to be provided by the auditors to the Fund’s investment adviser or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv)      establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(c)        To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits;

(ii) discuss any matters or concerns relating to the Fund’s financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors’ comments with respect to the Fund’s financial, accounting and reporting policies, procedures and internal controls and management’s responses thereto; and

(iv) to review the form of opinion the auditors propose to render.

(d)	To receive and consider reports from the auditors:

(i)	as required by generally accepted accounting standards; and

(ii)       annually and by update as required by SEC Regulation S-X, regarding: (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

(e)        To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

(f)        In considering the independence of the auditors, to request from, and discuss with, the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund’s investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors’ judgment, could be thought to bear upon the auditors’ independence;

to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditors’ independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

(g)        To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund’s financial statements and accounting principles and practices.

(h)        To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit of, and the report of the auditors on the Fund’s annual financial statements, including footnotes and any significant audit findings.

(i)	To consider any reports of difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management’s response thereto.

(j)         To review certifications of the Fund’s Chief Executive Officer–Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls over financial reporting, and for any other purposes the Committee deems appropriate, as required by § 302 of the Sarbanes-Oxley Act.

(k)        To inform the chief legal officer (“CLO”) and chief executive officer (“CEO”) of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, “affiliates”). In connection therewith, the Committee shall:

(i)         determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

(ii)       if the Committee determines such an investigation is necessary or appropriate, (A) to notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and

(C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

(iii)      at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

(iv)      acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

(v)	otherwise respond to evidence of a material violation.

IV.	Other Functions and Procedures of the Committee.

(a)        The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c), above; and (ii) management’s internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

(b)           The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund’s adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and

(ii) the confidential, anonymous submission by employees of the Fund or the Fund’s adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters.

(c)	The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(d)        The Committee shall have unrestricted access to the Fund’s management and management of the Fund’s adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

(e)        The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

(f)        The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

ADDITIONAL STATEMENTS FOR CLOSED-END FUNDS ONLY

(The provisions set forth in Appendix A hereto are intended to cover specific requirements and wording mandated by applicable Stock Exchange listing requirements.)

In addition to the purposes set forth above, the purposes of the Committee include:

(a)        preparation of the Audit Committee Disclosure Report required to be included in the Fund’s annual proxy statement; and

(b)        the assistance of oversight, as either part of the full Board or as a Committee, of the Fund’s compliance with legal and regulatory requirements.

In addition to the powers and duties set forth above, the Committee shall have the following powers and duties to carry out its purposes:

(a) To obtain and review a report by the auditors, at least annually, describing:

(i)         All relationships between the auditors and the Fund, the Fund’s adviser, and any control affiliate of the adviser that provides ongoing services to the Fund;

(ii)       Any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and

(iii) The auditors’ internal quality-control procedures;

(b)        To discuss generally, to the extent the Fund issues any earnings press releases or any financial information and earnings guidance provided to analysts and rating agencies, any such releases or information and guidance;

(c)        To discuss in a general manner, as either part of the full Board or as a Committee, the Fund’s processes with respect to risk assessment and risk management;

(d)	To review and approve, as either part of the full Board or as a Committee, clear policies relating to the hiring by entities within Franklin Templeton Investments of employees or former employees of the auditors;

(e) To evaluate, as either part of the full Board or as a Committee, its performance at least annually; and

(f) Upon appointment of a member (i) to the Committee or (ii) to the audit committee of another public company, who simultaneously serves on the audit committees of three or more public companies, to request the Board to determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

The Committee shall comply with such other rules of the New York Stock Exchange, Inc., the American Stock Exchange and the U.S. Securities and Exchange Commission applicable to closed-end funds, as such may be adopted and amended from time to time.

FTLDIT PROXY 08/05

PROXY

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

ANNUAL SHAREHOLDERS’ MEETING - SEPTEMBER 22, 2005

The undersigned hereby revokes all previous proxies for his or her shares and appoints Harmon E. Burns, Murray L. Simpson, Barbara J. Green and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Templeton Limited Duration Income Trust (the “Company”) that the undersigned is entitled to vote at the Franklin Templeton Limited Duration Income Trust Annual Shareholders’ Meeting to be held at One Franklin Parkway, San Mateo, CA 94403-1906 at 2:00 p.m. Pacific time on September 22, 2005, including any postponements or adjournments thereof, upon any matters that may properly be acted upon at the meeting.

The Board of Trustees of Franklin Templeton Limited Duration Income Trust solicits this proxy. It will be voted as specified on the reverse. If no specification is made, this proxy shall be voted for the Proposal. If any other matters properly come before the meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Management is not aware of any such matters.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly whether or not you plan to attend the meeting in person. This will save the expense of follow-up letters to shareholders who have not responded.

SEE REVERSE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE
SIDE		SIDE

☒?Please mark votes as in this example.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

Proposal: Election of Trustees by Holders of Common Shares.

Nominees: (01) Robert F. Carlson, (02) S. Joseph Fortunato,

(03) Edith E. Holiday, (04) Frank A. Olson

		FOR	WITHHOLD
		ALL [ ] ☐	FROM ALL
		NOMINEES	NOMINEES
[	]

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above).

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.

Signature:                       Date:      Signature:      Date:

PROXY

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

ANNUAL SHAREHOLDERS’ MEETING - SEPTEMBER 22, 2005

The undersigned hereby revokes all previous proxies for his or her shares and appoints Harmon E. Burns, Murray L. Simpson, Barbara J. Green and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Templeton Limited Duration Income Trust (the “Company”) that the undersigned is entitled to vote at the Franklin Templeton Limited Duration Income Trust Annual Shareholders’ Meeting to be held at One Franklin Parkway, San Mateo, CA 94403-1906 at 2:00 p.m. Pacific time on September 22, 2005, including any postponements or adjournments thereof, upon any matters that may properly be acted upon at the meeting.

The Board of Trustees of Franklin Templeton Limited Duration Income Trust solicits this proxy. It will be voted as specified on the reverse. If no specification is made, this proxy shall be voted for the Proposal. If any other matters properly come before the meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Management is not aware of any such matters.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly whether or not you plan to attend the meeting in person. This will save the expense of follow-up letters to shareholders who have not responded.

SEE REVERSE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE
SIDE	SIDE

☒ Please mark votes as in this example.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

Proposal: Election of Trustees by Holders of Preferred Shares.

Nominees: (01) Robert F. Carlson, (02) S. Joseph Fortunato, (03) Edith E. Holiday,

(04) Rupert H. Johnson, Jr.*, (05) Frank A. Olson

*The holders of common shares may not vote for this nominee.

FOR	WITHHOLD
ALL ☐ ☐	FROM ALL
NOMINEES	NOMINEES

[	]

-------------------------------------------------------------------------------------------

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above).

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.

Signature:          Date:       Signature:       Date: